Exhibit 10.28

NOTICE OF FINAL AGREEMENT

THIS NOTICE OF FINAL AGREEMENT is incorporated in and shall be deemed to amend and supplement any Loan Agreement, as defined below, by IREIT NEWINGTON FAIR, L.L.C., a Delaware limited liability company (whether one or more, the "Borrower"), INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation ("Guarantor"), and BANK OF THE OZARKS (the "Lender"), for the following described transaction:

Principal Amount of Note:	$15,130,000.00

Effective Date of Note and this Notice of Final Agreement:	December 27, 2012

"Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust, mortgages, deeds to secure debt or other documents, or commitments, or any combination of those actions or documents, pursuant to which a financial institution loans or delays repayment of or agrees to loan or delay repayment of money, goods, services, or another thing of value or to otherwise extend credit or make a financial accommodation.

In addition to the covenants made in any Loan Agreement relating to the transaction described above, the Borrower, Guarantor and Lender further covenant and agree as follows:

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

The undersigned hereby represent and warrant that I/we have each received and read a copy of this Notice of Final Agreement on or before the execution of any Loan Agreement relating to the transaction described above. This Notice of Final Agreement may be executed in multiple counterparts.

[SIGNATURE PAGE FOLLOWS]

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BORROWER:

IREIT NEWINGTON FAIR, L.L.C.,
a Delaware limited liability company

By:     Inland Real Estate Income Trust, Inc.,
           a Maryland corporation,
           its sole member

          By: /s/ Roberta S. Matlin
          Name: Roberta S. Matlin

         Title: Vice President

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LENDER: BANK OF THE OZARKS By: /s/ Dan Thomas Name: Dan Thomas Title: President Real Estate Specialties Group
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GUARANTOR:

INLAND REAL ESTATE INVESTMENT CORPORATION,
a Delaware corporation

By: /s/ Catherine L. Lynch

Name: Catherine L. Lynch

Title: CFO

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